[LOGO]

                                      [PHOTO]

Annual Report August 31, 1999


                                     EATON VANCE

                                      WORLDWIDE

                                        HEALTH

                                    SCIENCES FUND

                        Global Management-Global Distribution


[PHOTO]

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 1999
---------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
---------------------------------------------------------------------------

[PHOTO]
James B. Hawkes
President

Eaton Vance Worldwide Health Sciences Fund Class A shares had a total return of 53.28% during the year ended August 31, 1999. That return was the result of an increase in net asset value per share (NAV) from $12.55 on August 31, 1998 to $18.49 on August 31, 1999, and the reinvestment of $0.672 per share in capital gains distributions.(1)

Class B shares had a total return of 52.29% for the same period, the result of an increase in NAV from $9.76 to $14.12, and the reinvestment of $0.672 per share in capital gains distributions.(1)

Class C shares had a total return of 52.16% for the same period, the result of an increase in NAV from $8.46 to $12.13, and the reinvestment of $0.672 per share in capital gains distributions.(1)

By comparison, the S&P 500 had a return of 39.82% while the Morgan Stanley Capital International Europe, Australasia and Far East Index had a return of 26.03%.(2)

Global markets recover as economic outlook improves ...

1999 has been a year of rising global stock markets as the outlook has significantly improved for the world economy. Many Asian markets, mired last year in a mix of recession and currency crisis, have rebounded strongly in the wake of corporate restructurings and banking reforms. The U.S. market moved generally higher, although rising interest rates stalled market momentum during the summer.

Against that backdrop, drug and biotech stocks have been relatively strong performers. U.S. pharmaceuticals performed exceptionally well through the first six months of the fiscal year. Since March, however, the sector has undergone a major correction, with drug stock prices reverting to more reasonable valuations.


Meanwhile, Japanese drug and biotech stocks have been stellar performers. With Japan finally emerging from its prolonged recession, the market has mounted a strong recovery in 1999, and drug stocks have been among the leaders.

As the pace of drug discovery gathers steam, the future brightens for drug stocks ...

At a recent Joint Congressional Summit on Biotechnology, representatives from the drug sector and the political arena echoed a similar theme: the 21st century will be the century of the life sciences. A quickened pace of drug discovery and new advances in gene-mapping suggest a new determination to focus resources on the fight against disease. That is sure to have major implications for investors, with exciting challenges and promising opportunities. We believe that Worldwide Health Sciences Portfolio will participate in that bright future.

                                               Sincerely,

                                          /s/ James B. Hawkes
                                              James B. Hawkes
                                              President
                                              October 12, 1999


Performance(3)               Class A          Class B         Class C
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                      53.28%           52.29%          52.16%
Five Years                    22.37             N.A.            N.A.
Ten Years                     18.72             N.A.            N.A.
Life of Fund+                 16.83            14.43           16.54

SEC Average Annual Total Returns (Including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                      44.42%           47.29%          51.16%
Five Years                    20.93             N.A.            N.A.
Ten Years                     18.02             N.A.            N.A.
Life of Fund+                 16.34            13.38           16.54

+Inception Dates - Class A: 7/26/85; Class B: 9/23/96; Class C:1/05/98

Ten Largest Equity Holdings(4)
-------------------------------------------
Sanofi-Synthelabo                   5.6%
Lilly (Eli) & Co.                   5.5
Abgenix, Inc.                       5.0
Monsanto Co.                        5.0
Warner-Lambert Co.                  4.6
Roche Holding AG                    4.5
Eisai Co., Ltd.                     4.5
Altana                              4.3
Banyu Pharmaceutical Co.            4.2
Fujisawa Pharmaceutical             4.2


(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares.
(2) It is not possible to invest directly in an Index.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.
(4) Ten largest equity holdings accounted for 47.4% of the Portfolio's total net assets. Holdings are subject to change.
Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.
--------------------------------------------------------------------------------

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 1999
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

AN INTERVIEW WITH SAMUEL D. ISALY, DIRECTOR, ORBIMED ADVISORS, INC., INVESTMENT ADVISER TO WORLDWIDE HEALTH SCIENCES PORTFOLIO

[PHOTO]
Samuel D. Isaly
Portfolio Manager

Q: Sam, the Fund posted strong returns this year. What accounted for this performance?

A: Two segments of the Portfolio led the way in the overall performance. One was U.S. biotechnology stocks, and the other was Japanese major pharmaceutical companies such as Fujisawa and Eisai. With regard to the U.S. biotechs, an increasing number of these companies are starting to become profitable. There are about 20 profitable biotech companies in the U.S. this year; we expect that number to grow to 40 in the year 2000. That kind of momentum continued to fuel the stock prices in the sector, and we do not foresee any diminution of that in the immediate future.

Q: Why are U.S. biotech companies doing as well as they are?

A: On an individual basis, factors like favorable product news, legislation, and FDA approval have boosted stock prices. In a broader sense, the success of this group is largely due to fruitfulness of technologies developed and incorporated in the early 1990s. Now, at the end of the decade, biotech companies are becoming commercially viable. It has taken quite a while to get these new drugs to market, but it may be payoff time finally for those who have been patient investors.

Q: You mentioned that the Japanese pharmaceutical companies were strong performers as well. What can you tell us about the Portfolio's holdings in this area?

A: Eisai Co. Ltd. is a global pharmaceutical company based in Japan. The company was the first in Japan to synthesize and mass-produce Vitamin E, and vitamins and consumer products are still a vital part of Eisai's strength. More recently, however, the company has been spending about 15% of its revenues on further research and development in areas such as immunology and endocrinology. Eisai's strength in research and development has produced an impressive pipeline of new drugs, including two products of world-

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Sector Distribution+
--------------------------------------------------------------------------------
As a percentage of total investments
Specialty/Biotech Companies     38.8%
Major Pharmaceutial Companies   61.2%

Regional Distribution+
--------------------------------------------------------------------------------
As a percentage of total investments
North America/Specialty      32.1%
North America/Majors         25.8%
Europe/Majors                17.9%
Far East/Majors              16.8%
Far East/Speciality           3.6%
Europe/Speciality             2.6%

+ Sector and Regional Distrubutions subject to change due to active management.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 1999
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

wide merit. Aricept is a treatment for Alzheimer's disease. While not a cure, Aricept is the only drug being used to effectively treat the disease. Marketed with Pfizer, Inc., the drug has been on the market for two years. We believe Aricept has the potential to be a $1 billion seller in coming years. Another promising drug for Eisai is Pariet, an anti-ulcer treatment. The drug is just now being introduced and is being marketed with Johnson & Johnson, Inc.


Another Japanese pharmaceutical concern that has performed well for the Portfolio is Fujisawa Pharmaceuticals. Fujisawa also has a global presence in drug development. Among Fujisawa's success stories is Prograf, an immunosuppressant used to prevent organ rejection in kidney and liver transplants.

Recently, Fujisawa has received approval in Japan for Protopic, a cream-based, topical formulation of Prograf for use in fighting dermatitis, a common skin infection. Approval for use in the U.S. is expected this year. Prograf and Protopic have excellent prospects and have been fueling Fujisawa's rapid earnings growth.


Q:How did the Portfolio's regional diversification affect performance?

A: A general economic recovery in the Asian and Japanese markets certainly worked to our advantage in the past year. In addition, as the Japanese majors were improving their performance, we were able to increase our exposure in those markets. However, while diversification often provides a buffer against turbulence in any one market, we don't invest based on regional criteria. Rather, we choose stocks based on their individual merits, analyzing a company's fundamentals, such as earnings growth potential.

Q: Was there a segment of the Portfolio that didn't fare as well?

A: Major U.S. pharmaceutical companies didn't fare as well. While the group posted very strong performance in the first half of the period, by April valuations had gotten ahead of themselves and the stocks were unable to sustain the momentum. Furthermore, the U.S. drug stocks were negatively impacted by fears of legislative changes in the U.S.

At the moment, Medicare does not cover out-of-hospital prescription drugs, but legislation under consideration would provide coverage of such drugs for Medicare patients. Medicaid, which does cover out-of-hospital drugs, requires rather substantial discounts. These are some of the factors and external events that can influence the U.S. drug stocks.

Q:What has been happening with the Portfolio's top holding, Sanofi-Synthelabo?

A: Since the last annual report, our top holding, Sanofi SA, announced and finalized a merger with Synthelabo. The merger puts the combined company among the world's top pharmaceutical giants. Sanofi was already a major player in the European drug market, especially in France, where Sanofi sells about 30% of its products. Now, Sanofi is well-positioned to succeed in North American markets and to expand its considerable presence in Japan as well. The company recently announced its financial results for the first half of 1999, and they were encouraging:sales were up about 7%, net earnings increased around 18%, and pharmaceuticals, which account for 90% of the new group's business, showed nearly 8% growth.

Q: You mentioned that some drug companies have impressive pipelines for new products. Why is that significant?

A: Companies with an active pipeline of new products have a major advantage over companies that rely on aging products. In this case, the numbers are very instructive. Of the 20 top-selling drugs worldwide, 14 are scheduled to lose patent protection in the next four years. Typically, when a drug comes off patent, it becomes vulnerable to price competition as generic imitations come to market. That can mean a drop in revenues for the drug as much as 50 to 80%. Obviously, that can have major implications for the

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 1999
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

companies involved. Companies with a strong lineup of new products under development are less vulnerable to the loss of patent protection.

Merck & Co. is a good example. By 2001, the company will lose patents on two major cardiovascular drugs, Mevacor and Vasotec. However, because of its rich pipeline, Merck is able to offset the loss of those revenues with the introductions of new drugs, including Zocor, Fosamax, and Crixivan. With the growing contribution of these new products, Merck could continue to post double-digit revenue growth.

Q: Sam, what is your outlook for the drug stocks in the coming year?

A: Naturally, Medicare reimbursement rates are likely to be a continuing, nettlesome issue for the drug sector. But I believe that the drug industry is likely to benefit from several major trends, including the aging of the general population, the increasing pace of breakthroughs in clinical trials and the use of drug treatments as an alternative to extended hospital stays.

It's no surprise that the population is aging as the baby boomers approach retirement age. On the research front, newer drug technologies are starting to produce results and, with the continuing advance of the human gene-mapping process, there is likely to be an explosion of discovery in coming years. Finally, with the high cost of health care a prime focus in the political sector, there is a push to reduce hospital costs through the use of drugs for outpatient treatment.

Given the aging U.S. economic expansion, drug stocks, with their reliable earnings and defensive characteristics, may become increasingly attractive in the coming year. Meanwhile, as I indicated earlier, more biotech companies are likely to reach profitability. These are positive trends for the drug and biotech sectors and I'm enthusiastic about their prospects.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                     8/31/89     8/31/91     8/31/93     8/31/95     8/31/97       8/31/99
                                   -----------------------------------------------------------------------
S&P 500 Index                        $10,000     $12,054     $14,987     $19,192     $32,045       $48,426
EAFE                                 $10,000      $8,789     $11,223     $12,572     $14,875       $18,771
Eaton Vance Worldwide Health
Sciences Fund Class A                $10,000     $14,514     $19,737     $27,994     $43,168       $55,620
Fund including maximum sales charge   $9,425     $13,679     $18,601     $26,383     $40,684       $52,419

Performance**                Class A          Class B         Class C
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                      53.28%           52.29%          52.16%
Five Years                    22.37             N.A.            N.A.
Ten Years                     18.72             N.A.            N.A.
Life of Fund+                 16.83            14.43           16.54

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                      44.42%           47.29%          51.16%
Five Years                    20.93             N.A.            N.A.
Ten Years                     18.02             N.A.            N.A.
Life of Fund+                 16.34            13.38           16.54

+Inception Dates - Class A: 7/26/85; Class B: 9/23/96; Class C:1/05/98

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced 7/26/85.

     The performance chart above compares the Fund's total return with that of a broad-based securities market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund, the S&P 500 Index - a broad-based, widely recognized index of 500 common stocks traded in the U.S. - and the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE) - a broad-based index of common stocks traded in foreign markets. An investment in the Fund's Class B shares on 9/30/96 at net asset value would have been worth $14,516 on August 31, 1999; $14,116 including applicable CDSC. An investment in the Fund's Class C shares on 1/31/98 at net asset value would have been worth $12,498 on August 31, 1999. The Indices' total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. It is not possible to invest directly in an index.

** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.


Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 1999

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 1999
Assets
------------------------------------------------------
Investment in Worldwide Health Sciences
   Portfolio, at value (identified cost,
   $162,193,259)                          $204,400,794
Receivable for Fund shares sold                566,664
Tax reclaim receivable                         142,982
Deferred organization expenses                  18,190
------------------------------------------------------
TOTAL ASSETS                              $205,128,630
------------------------------------------------------
Liabilities
------------------------------------------------------
Payable for Fund shares redeemed          $    196,873
Accrued expenses                                17,806
------------------------------------------------------
TOTAL LIABILITIES                         $    214,679
------------------------------------------------------
NET ASSETS                                $204,913,951
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Paid-in capital                           $147,920,537
Accumulated undistributed net realized
   gain from Portfolio (computed on the
   basis of identified cost)                14,788,758
Net unrealized appreciation from
   Portfolio (computed on the basis of
   identified cost)                         42,204,656
------------------------------------------------------
TOTAL                                     $204,913,951
------------------------------------------------------
Class A Shares
------------------------------------------------------
NET ASSETS                                $ 89,213,651
SHARES OUTSTANDING                           4,823,709
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (Net assets DIVIDED BY shares of
      beneficial interest outstanding)    $      18.49
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 94.25 of $18.49)       $      19.62
------------------------------------------------------
Class B Shares
------------------------------------------------------
NET ASSETS                                $107,922,789
SHARES OUTSTANDING                           7,640,743
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (NOTE 6)
   (Net assets DIVIDED BY shares of
      beneficial interest outstanding)    $      14.12
------------------------------------------------------
Class C Shares
------------------------------------------------------
NET ASSETS                                $  7,777,511
SHARES OUTSTANDING                             641,262
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (NOTE 6)
   (Net assets DIVIDED BY shares of
      beneficial interest outstanding)    $      12.13
------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 1999
Investment Income
-----------------------------------------------------
Dividends allocated from Portfolio (net
   of foreign taxes, $77,026)             $   958,077
Interest income allocated from Portfolio       26,183
Expenses allocated from Portfolio          (1,679,959)
-----------------------------------------------------
NET INVESTMENT LOSS FROM PORTFOLIO        $  (695,699)
-----------------------------------------------------
Expenses
-----------------------------------------------------
Management fee                            $   462,162
Trustees fees and expenses                      2,310
Distribution and service fees
   Class A                                    209,081
   Class B                                    820,661
   Class C                                     46,379
Transfer and dividend disbursing agent
   fees                                       270,998
Registration fees                              53,833
Printing and postage                           32,800
Legal and accounting services                  23,065
Custodian fee                                  23,064
Amortization of organization expenses           7,891
Miscellaneous                                  39,637
-----------------------------------------------------
TOTAL EXPENSES                            $ 1,991,881
-----------------------------------------------------
Deduct --
   Reduction of custodian fee             $    20,886
-----------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $    20,886
-----------------------------------------------------

NET EXPENSES                              $ 1,970,995
-----------------------------------------------------

NET INVESTMENT LOSS                       $(2,666,694)
-----------------------------------------------------
Realized and Unrealized
Gain (Loss) from Portfolio
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $19,289,586
   Foreign currency transactions              (65,459)
-----------------------------------------------------
NET REALIZED GAIN                         $19,224,127
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments                            $57,465,799
   Foreign currency                            (2,919)
-----------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $57,462,880
-----------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $76,687,007
-----------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $74,020,313
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED       YEAR ENDED
IN NET ASSETS                             AUGUST 31, 1999  AUGUST 31, 1998
--------------------------------------------------------------------------
From operations --
   Net investment loss                    $    (2,666,694) $    (2,700,746)
   Net realized gain                           19,224,127        9,768,017
   Net change in unrealized appreciation
      (depreciation)                           57,462,880      (37,261,834)
--------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $    74,020,313  $   (30,194,563)
--------------------------------------------------------------------------
Distributions to shareholders --
   From net realized gain
      Class A                             $    (3,621,408) $            --
      Class B                                  (5,013,898)              --
      Class C                                    (197,322)              --
--------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $    (8,832,628) $            --
--------------------------------------------------------------------------
Transactions in shares of beneficial
   interest --
   Proceeds from sale of shares
      Class A                             $    29,816,201  $    30,859,412
      Class B                                  15,461,673       45,190,521
      Class C                                   5,035,458        2,603,075
   Issued in reorganization of EV
      Marathon Worldwide Health Sciences
      Fund
      Class B                                          --       64,663,847
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                   3,420,168               --
      Class B                                   4,719,635               --
      Class C                                     193,239               --
   Cost of shares redeemed
      Class A                                 (41,587,153)     (39,199,899)
      Class B                                 (20,458,515)     (18,157,011)
      Class C                                    (721,473)        (267,568)
--------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS           $    (4,120,767) $    85,692,377
--------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                $    61,066,918  $    55,497,814
--------------------------------------------------------------------------

                                          YEAR ENDED       YEAR ENDED
NET ASSETS                                AUGUST 31, 1999  AUGUST 31, 1998
--------------------------------------------------------------------------
At beginning of year                      $   143,847,033  $    88,349,219
--------------------------------------------------------------------------
AT END OF YEAR                            $   204,913,951  $   143,847,033
--------------------------------------------------------------------------

Accumulated
net investment loss
included in net assets
--------------------------------------------------------------------------
AT END OF YEAR                            $            --  $            --
--------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                    YEAR ENDED AUGUST 31,
                              --------------------------------------------------------------------------------------------------
                                         1999(1)                             1998                   1997       1996       1995
                              ------------------------------   --------------------------------   --------   --------   --------
                              CLASS A    CLASS B    CLASS C    CLASS A    CLASS B    CLASS C(2)   CLASS A    CLASS A    CLASS A
--------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                    $12.550    $ 9.760    $ 8.460    $14.930    $11.680     $ 10.000    $13.540    $11.710    $  9.150
--------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------------------------------------
Net investment loss           $(0.182)   $(0.214)   $(0.199)   $(0.209)   $(0.204)    $ (0.076)   $(0.133)   $(0.230)   $ (0.170)
Net realized and unrealized
   gain (loss)                  6.794      5.246      4.541     (2.171)    (1.716)      (1.464)     1.818      3.460       3.410
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                 $ 6.612    $ 5.032    $ 4.342    $(2.380)   $(1.920)    $ (1.540)   $ 1.685    $ 3.230    $  3.240
--------------------------------------------------------------------------------------------------------------------------------

Less distributions
--------------------------------------------------------------------------------------------------------------------------------
From net realized gain        $(0.672)   $(0.672)   $(0.672)   $    --    $    --     $     --    $(0.295)   $(1.400)   $ (0.680)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS           $(0.672)   $(0.672)   $(0.672)   $    --    $    --     $     --    $(0.295)   $(1.400)   $ (0.680)
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   YEAR                       $18.490    $14.120    $12.130    $12.550    $ 9.760     $  8.460    $14.930    $13.540    $ 11.710
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                 53.28%     52.29%     52.16%    (15.94)%   (16.44)%     (15.40)%    17.67%     31.04%      38.13%
--------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year
   (000's omitted)            $89,214    $107,923   $ 7,778    $66,831    $75,111     $  1,905    $88,349    $55,016    $ 17,690
Ratios (As a percentage of
   average daily net
   assets):
   Net operating
      expenses(4)(5)             1.69%      2.29%      2.44%      1.83%      2.43%        2.67%(6)    2.07%     2.21%       2.44%
   Interest expense(4)           0.01%      0.01%      0.01%        --         --           --         --         --          --
   Net expenses after
      custodian fee
      reduction(4)               1.63%      2.23%      2.38%      1.69%      2.29%        2.53%(6)    2.00%       --          --
   Net investment loss          (1.11)%    (1.70)%    (1.82)%    (1.21)%    (1.80)%      (1.84)%(6)   (1.60)%   (1.81)%    (1.80)%
Portfolio Turnover of the
   Fund(7)                         --         --         --         --         --           --         --         66%         45%
Portfolio Turnover of the
   Portfolio(7)                    41%        41%        41%        34%        34%          34%        14%        --          --
--------------------------------------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Manager/Administrator, or both. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:
Ratios (As a percentage of
   average daily net
   assets):
   Expenses(4)(5)                                                                                    2.29%        --          --
   Expenses after custodian
      fee reduction(4)                                                                               2.22%        --          --
   Net investment loss                                                                              (1.82)%       --          --
Net investment loss per
   share                                                                                          $(0.151)        --          --
--------------------------------------------------------------------------------------------------------------------------------

(1) Net investment loss per share was computed using average shares outstanding.
(2) For the period from the commencement of offering of Class C shares, January 5, 1998, to August 31, 1998.
(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(4) Includes the Fund's share of the Portfolio's allocated expenses for the period the Fund was investing in the Portfolio.
(5) The expense ratios for the year ended August 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the year ended August 31, 1995 has not been adjusted to reflect this change.
(6)  Annualized.
(7) Portfolio Turnover of the Fund represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The Fund began investing in the Portfolio on September 1, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 1999

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Worldwide Health Sciences Fund (the Fund) is a diversified, open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in Worldwide Health Sciences Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.7% at August 31, 1999). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuations -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income, if any, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

 D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

 E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses on the Statement of Operations.

 F Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

 G Other -- Investment transactions are accounted for on a trade date basis.

2 Distributions to Shareholders
-------------------------------------------
   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and at least one distribution annually of all or substantially all of the net realized capital gain (reduced by any available capital loss carry forwards from prior years) allocated by the Portfolio to the Fund, if any. Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the ex-dividend date.

   The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

3 Management Fee and Other Transactions with Affiliates
-------------------------------------------
   The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the year ended August 31, 1999, the fee was equivalent to 0.25% of the Fund's average daily net assets and amounted to $462,162. EVM had agreed that through August 31, 1999, if the annual aggregate expenses of the Class A shares (excluding extraordinary expenses) exceed 2.00% of average daily net assets, then EVM would reduce its fees and take other actions to the extent required to reduce the expenses. Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $36,283 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended August 31, 1999.

   Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations. In addition, administrative fees are paid by the Portfolio to EVM. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in the report.

4 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in shares of beneficial interest were as follows:

                                                YEAR ENDED       YEAR ENDED
    CLASS A                                   AUGUST 31, 1999  AUGUST 31, 1998
    --------------------------------------------------------------------------
    Sales                                          1,828,443        1,974,814
    Issued to shareholders electing to
     receive payment of distributions in
     Fund shares                                     205,562               --
    Redemptions                                   (2,533,601)      (2,569,073)
    --------------------------------------------------------------------------
    NET DECREASE                                    (499,596)        (594,259)
    --------------------------------------------------------------------------

                                                YEAR ENDED       YEAR ENDED
    CLASS B                                   AUGUST 31, 1999  AUGUST 31, 1998
    --------------------------------------------------------------------------
    Sales                                          1,205,173        3,723,160
    Issued to shareholders electing to
     receive payment of distributions in
     Fund shares                                     369,828               --
    Redemptions                                   (1,632,152)      (1,561,658)
    Issued to EV Marathon Worldwide Health
     Sciences Fund shareholders                           --        5,536,392
    --------------------------------------------------------------------------
    NET INCREASE (DECREASE)                          (57,151)       7,697,894
    --------------------------------------------------------------------------

                                                YEAR ENDED         YEAR ENDED
    CLASS C                                   AUGUST 31, 1999  AUGUST 31, 1998(1)
    -----------------------------------------------------------------------------
    Sales                                            464,942            251,792
    Issued to shareholders electing to
     receive payment of distributions in
     Fund shares                                      17,615                 --
    Redemptions                                      (66,467)           (26,620)
    -----------------------------------------------------------------------------
    NET INCREASE                                     416,090            225,172
    -----------------------------------------------------------------------------

    (1) For the period from the commencement of offering of Class C shares, January 5, 1998, to August 31, 1998.

5 Distribution Plans
-------------------------------------------
   Each Class of the Fund has adopted a distribution plan (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require that the Class A shares will pay a monthly distribution fee to EVD in an amount equal to 0.25% on an annual basis of the average daily net assets attributable to Class A shares. EVD may pay up to the entire amount of the Class A distribution fee to investment dealers for providing personal services to shareholders. For the year ended August 31, 1999, the Class A shares paid or accrued $209,081 payable to EVD. The Plans require the Class B and Class C shares to pay EVD amounts equal to 1/365 of 0.75% of the average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to each class. Each class will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $724,113

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

   and $34,784 for Class B and Class C shares, respectively, payable to EVD for the year ended August 31, 1999, representing 0.75% of the average daily net assets for Class B and Class C shares, respectively. At August 31, 1999, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $3,554,000 and $433,000 for Class B and Class C shares, respectively.

   In addition, the Plans authorize the Class B and Class C shares to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the average daily net assets attributable to Class B and Class C shares for each fiscal year. The Trustees have initially implemented the Plans by authorizing Class B shares to make quarterly payments of service fees to EVD and investment dealers in amounts not expected to exceed 0.25% per annum of the average daily net assets attributable to Class B shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. The Class C Plan permits the Fund to make monthly payments of service fees in amounts not expected to exceed 0.25% of the Fund's average daily net assets attributable to Class C shares for any fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended August 31, 1999 amounted to $96,548 and $11,595 for Class B and Class C shares, respectively.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Class' Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. For the year ended August 31, 1999, the Fund was informed that EVD received approximately $522,000 and $4,000 of CDSC paid by shareholders for Class B and Class C shares, respectively.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio for the year ended August 31, 1999 aggregated $58,406,556 and $74,323,401, respectively.

8 Transfer of Net Assets
-------------------------------------------
   On September 1, 1997, EV Traditional Worldwide Health Sciences Fund, Inc., currently the Eaton Vance Worldwide Health Sciences Fund, acquired the net assets of EV Marathon Worldwide Health Sciences Fund pursuant to an Agreement and Plan of Reorganization dated June 23, 1997. In accordance with the agreement, the Fund at the closing, issued 5,536,392 Class B shares with an aggregate value of $64,663,847 (including unrealized appreciation of $3,351,226) and a net asset value per share of $11.68. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. Directly after the merger, the combined net assets of the Fund were $153,013,066, with net asset values of $14.93 and $11.68 for Class A shares and Class B shares respectively.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 1999

INDEPENDENT ACCOUNTANTS' REPORT

To the Trustees and Shareholders
of Eaton Vance Worldwide Health Sciences Fund:
--------------------------------------------------------

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Worldwide Health Sciences Fund, (the "Fund") at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above. The financial highlights for each of the two years in the period ended August 31, 1996 were audited by other independent accountants whose report dated September 26, 1996 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 1, 1999

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 1999

INVESTMENT MANAGEMENT

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND

Officers

James B. Hawkes
President and Trustee

Thomas E. Faust, Jr.
Vice-President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking
Emeritus, Harvard University Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

WORLDWIDE HEALTH SCIENCES PORTFOLIO

Officers

James B. Hawkes
President and Trustee

Samuel D. Isaly
Vice President and
Portfolio Manager

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking
Emeritus, Harvard University Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 1999

PORTFOLIO OF INVESTMENTS

(EXPRESSED IN UNITED STATES DOLLARS)

COMMON STOCKS AND WARRANTS -- 89.85%

                                                                      PERCENTAGE OF
SECURITY                                  SHARES      VALUE           NET ASSETS
-----------------------------------------------------------------------------------
Major Capitalization - Europe -- 17.88%
-----------------------------------------------------------------------------------
Altana                                     135,000    $  8,904,516          4.34%
Ares-Serono                                  4,700       7,098,200          3.46%
Roche Holding AG                               800       9,243,553          4.51%
Sanofi-Synthelabo(1)                       274,800      11,426,400          5.57%
-----------------------------------------------------------------------------------
                                                      $ 36,672,669         17.88%
-----------------------------------------------------------------------------------
Major Capitalization - Far East -- 16.78%
-----------------------------------------------------------------------------------
Banyu Pharmaceutical Co.                   450,000    $  8,610,086          4.20%
Eisai Co., Ltd.                            400,000       9,220,537          4.49%
Fujisawa Pharmaceutical                    500,000       8,569,086          4.18%
Takeda Chemical Industries, Ltd.           160,000       8,017,858          3.91%
-----------------------------------------------------------------------------------
                                                      $ 34,417,567         16.78%
-----------------------------------------------------------------------------------
Major Capitalization - North America -- 25.82%
-----------------------------------------------------------------------------------
Genzyme Corp., Class A(1)                  150,000    $  8,465,625          4.13%
Lilly (Eli) & Co.                          150,000      11,193,750          5.46%
Merck & Co., Inc.                          110,000       7,390,625          3.60%
Monsanto Co.                               250,000      10,265,625          5.01%
Pharmacia & Upjohn, Inc.                   120,000       6,270,000          3.06%
Warner-Lambert Co.                         141,269       9,359,071          4.56%
-----------------------------------------------------------------------------------
                                                      $ 52,944,696         25.82%
-----------------------------------------------------------------------------------
Specialty Capitalization - Europe -- 2.61%
-----------------------------------------------------------------------------------
Cambridge Antibody Technology, Ltd.(1)     396,040    $  1,432,962          0.70%
Cambridge Antibody Technology, Ltd.
Warrants(1)(2)(3)                           15,500           2,124          0.00%
Swiss Serum Institute                          328       3,926,136          1.91%
-----------------------------------------------------------------------------------
                                                      $  5,361,222          2.61%
-----------------------------------------------------------------------------------
Specialty Capitalization - Far East -- 3.63%
-----------------------------------------------------------------------------------
Rohto Pharmaceutical                       500,000    $  3,858,594          1.88%
Teikoku Hormone Manufacturing              390,000       3,588,903          1.75%
-----------------------------------------------------------------------------------
                                                      $  7,447,497          3.63%
-----------------------------------------------------------------------------------
Specialty Capitalization - North America -- 23.13%
-----------------------------------------------------------------------------------
Abgenix, Inc.(1)                            43,000    $  1,381,375          0.67%
Alexion Pharmaceuticals, Inc.(1)           270,000       3,611,250          1.76%
                                                                      PERCENTAGE OF
SECURITY                                  SHARES      VALUE           NET ASSETS
-----------------------------------------------------------------------------------

Specialty Capitalization - North America (continued)
-----------------------------------------------------------------------------------
Aviron(1)                                  250,000    $  7,015,625          3.42%
Bio-Technology General Corp.(1)            400,000       4,075,000          1.99%
Gilead Sciences, Inc.(1)                   100,000       7,793,750          3.80%
Incyte Pharmaceuticals, Inc.(1)            110,000       3,121,250          1.52%
Orchid Biocomputer Warrants(2)(3)           50,000               0          0.00%
Pharmacopeia, Inc.(1)                      302,500       3,705,625          1.81%
Premier Research Worldwide(1)              235,000       1,439,375          0.70%
SangStat Medical Corp.(1)                  260,000       5,362,500          2.62%
Triangle Pharmaceuticals, Inc.(1)          200,000       3,675,000          1.79%
Vertex Pharmaceuticals, Inc.(1)            225,000       6,243,750          3.05%
-----------------------------------------------------------------------------------
                                                      $ 47,424,500         23.13%
-----------------------------------------------------------------------------------
Total Common Stocks and Warrants
   (identified cost $149,398,960)                     $184,268,151
-----------------------------------------------------------------------------------
PREFERRED STOCKS -- 8.52%

                                                                      PERCENTAGE OF
SECURITY                                  SHARES      VALUE           NET ASSETS
-----------------------------------------------------------------------------------
Specialty Capitalization - North America -- 8.52%
-----------------------------------------------------------------------------------
Abgenix, Inc.(1)(2)(4)                     276,923    $  8,896,151          4.34%
Arena Pharmaceuticals(1)(2)(3)             354,994       1,238,929          0.60%
Intrabiotics Pharm, Inc.(1)(2)(3)          333,334       1,000,002          0.49%
Net Genics, Inc. Convertible, Series D,
Preferred R(1)(2)(3)                       250,000         500,000          0.24%
Ontogeny, Inc.(1)(2)(3)                    600,000       1,830,000          0.89%
Orchid Biocomputer, Inc.(1)(2)(3)          180,180       1,999,998          0.98%
Tularik, Inc.(1)(2)(3)                     200,000       2,000,000          0.98%
-----------------------------------------------------------------------------------
                                                      $ 17,465,080          8.52%
-----------------------------------------------------------------------------------
Total Preferred Stocks
   (identified cost $10,038,929)                      $ 17,465,080
-----------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

BONDS -- 0.49%


                                          PRINCIPAL
                                          AMOUNT
                                          (000'S                      PERCENTAGE OF
SECURITY                                  OMITTED)    VALUE           NET ASSETS
-----------------------------------------------------------------------------------
Specialty Capitalization - North America -- 0.49%
-----------------------------------------------------------------------------------
Orchid Biocomputer,
9.75%, 5/24/00(2)(3)                      $  1,000    $  1,000,000          0.49%
-----------------------------------------------------------------------------------
                                                      $  1,000,000          0.49%
-----------------------------------------------------------------------------------
Total Bonds
   (identified cost $1,000,000)                       $  1,000,000
-----------------------------------------------------------------------------------
Total Investments
   (identified cost $160,437,889)                     $202,733,231         98.86%
-----------------------------------------------------------------------------------
Other Assets, Less Liabilities                        $  2,347,410          1.14%
-----------------------------------------------------------------------------------
Net Assets                                            $205,080,641        100.00%
-----------------------------------------------------------------------------------

(1)  Non-income producing security.
(2) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.
(3)  Restricted security.
(4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       SEE NOTES TO FINANCIAL STATEMENTS

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 1999

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 1999
(EXPRESSED IN UNITED STATES DOLLARS)
Assets
-------------------------------------------------------
Investments, at value (identified cost,
   $160,437,889)                          $202,733,231
Cash                                         2,154,390
Receivable for investments sold                 94,320
Dividends and interest receivable              108,025
Deferred organization expenses                   5,822
-------------------------------------------------------
TOTAL ASSETS                              $205,095,788
-------------------------------------------------------
Liabilities
-------------------------------------------------------
Accrued expenses                          $     15,147
-------------------------------------------------------
TOTAL LIABILITIES                         $     15,147
-------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $205,080,641
-------------------------------------------------------

Sources of Net Assets
-------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $162,784,098
Net unrealized appreciation computed on
   the basis of identified cost)            42,296,543
-------------------------------------------------------
TOTAL                                     $205,080,641
-------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 1999
(EXPRESSED IN UNITED STATES DOLLARS)
Investment Income
------------------------------------------------------
Dividends (net of foreign taxes,
   $164,263)                              $   873,403
Interest                                       26,271
------------------------------------------------------
TOTAL INVESTMENT INCOME                   $   899,674
------------------------------------------------------

Expenses
------------------------------------------------------
Investment adviser fee                    $ 1,141,637
Administration fee                            466,036
Trustees fees and expenses                      6,318
Custodian fee                                 119,320
Legal and accounting services                  29,890
Interest                                       23,470
Amortization of organization expenses           2,402
Miscellaneous                                  10,168
------------------------------------------------------
TOTAL EXPENSES                            $ 1,799,241
------------------------------------------------------
Deduct --
   Reduction of custodian fee             $   115,253
------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $   115,253
------------------------------------------------------

NET EXPENSES                              $ 1,683,988
------------------------------------------------------

NET INVESTMENT LOSS                       $  (784,314)
------------------------------------------------------

Realized and Unrealized
Gain (Loss)
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $19,325,069
   Foreign currency transactions              (66,203)
------------------------------------------------------
NET REALIZED GAIN                         $19,258,866
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $57,605,005
   Foreign currency                             1,201
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $57,606,206
------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $76,865,072
------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $76,080,758
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS (EXPRESSED IN UNITED STATES DOLLARS)

Increase (Decrease)                       YEAR ENDED         YEAR ENDED
in Net Assets                             AUGUST 31, 1999    AUGUST 31, 1998
-----------------------------------------------------------------------------
From operations --
   Net investment loss                      $   (784,314)      $   (887,400)
   Net realized gain                          19,258,866          9,778,649
   Net change in unrealized appreciation
      (depreciation)                          57,606,206        (37,330,872)
-----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                          $ 76,080,758       $(28,439,623)
-----------------------------------------------------------------------------
Capital transactions --
   Contributions                            $ 58,763,929       $ 79,343,537
   Withdrawals                               (74,426,211)       (58,958,737)
-----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL TRANSACTIONS                $(15,662,282)      $ 20,384,800
-----------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS       $ 60,418,476       $ (8,054,823)
-----------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------
At beginning of year                        $144,662,165       $152,716,988
-----------------------------------------------------------------------------
AT END OF YEAR                              $205,080,641       $144,662,165
-----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 1999

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA (EXPRESSED IN UNITED STATES DOLLARS)

                                     YEAR ENDED AUGUST 31,
                                ---------------------------------
                                  1999        1998        1997
-----------------------------------------------------------------
Ratios to average daily net assets
-----------------------------------------------------------------
Operating expenses                  0.95%       1.06%       1.25%
Interest expense                    0.01%         --          --
Expenses after custodian fee
   reduction                        0.90%       0.92%       1.18%
Net investment loss                (0.42)%     (0.49)%     (0.81)%
Portfolio Turnover                    41%         34%         14%
-----------------------------------------------------------------
NET ASSETS, END OF YEAR
   (000'S OMITTED)              $205,081    $144,662    $152,717
-----------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 1999

NOTES TO FINANCIAL STATEMENTS

(EXPRESSED IN UNITED STATES DOLLARS)

1 Significant Accounting Policies
-------------------------------------------
   Worldwide Health Sciences Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on March 26, 1996. The Portfolio seeks long-term capital growth by investing in a global and diversified portfolio of securities of health sciences companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. Investment operations began on September 1, 1996, with the acquisition of securities with a value of $51,528,696, including unrealized appreciation of $9,053,201, in exchange for interest in the Portfolio by one of the Portfolio's investors. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Securities listed on a recognized stock exchange, whether U.S. or foreign, are valued at the last reported sale price on that exchange prior to the time when assets are valued or prior to the close of trading on the New York Stock Exchange. In the event that there are no sales, the last available sale price will be used. If a security is traded on more than one exchange, the security is valued at the last sale price on the exchange where the stock is primarily traded. Securities for which market quotations are not readily available and other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Portfolio's officers in a manner specifically authorized by the Board of Trustees.

 B Income -- Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded on the ex-dividend date or as soon thereafter as the Portfolio is informed of the dividend. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for Federal income tax purposes.

 C Federal Taxes -- The Portfolio has elected to be treated as a partnership for United States Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio must satisfy the applicable source of income and diversification requirements under the Internal Revenue Code in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

 D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of operating expense on the Statement of Operations.

 E Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

 F Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

 G Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

 H Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

   gains and losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

 I Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the securities sold.

2 Investment Advisory Fees, Administrator's Fees and Other Transactions with
  Affiliates
-------------------------------------------
   Pursuant to the Advisory Agreement, OrbiMed Advisors, Inc. ("OrbiMed") serves as the Investment Adviser of the Portfolio. Under this agreement, OrbiMed receives a monthly fee at the annual rate of 1% of the Portfolio's first $30 million in average net assets, 0.90% of the next $20 million in average net assets, and 0.75% of average net assets in excess of $50 million. The fee rate declines for net assets of $500 million and greater. In addition, effective September 1, 1997, OrbiMed's fee is subject to an upward or downward performance fee adjustment of up to 0.25% of the average daily net assets of the Portfolio based upon the investment performance of the Portfolio compared to the Standard & Poor's Index of 500 Common Stocks over specified periods. For the year ended August 31, 1999, the fee was equivalent to 0.61% of the Portfolio's average daily net assets and amounted to $1,141,637.

   Under an Administration Agreement between the Portfolio and its Administrator, Eaton Vance Management (EVM) , EVM manages and administers the affairs of the Portfolio. EVM earns a monthly fee in the amount of 1/48th of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 1999, the administration fee was 0.25% of average net assets and amounted to $466,036.

   Except for Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustee Deferred Compensation Plan. For the year ended August 31, 1999, no significant amounts have been deferred.

3 Investments
-------------------------------------------
   Purchases and sales of investments other than U.S. Government securities and short-term obligations aggregated $75,978,691 and $94,634,009, respectively, for the year ended August 31, 1999.

4 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation/(depreciation) in value of the investments owned at August 31, 1999, as computed on a federal income tax basis, were as follows:

AGGREGATE COST                            $ 160,589,151
-------------------------------------------------------
Gross unrealized appreciation             $  47,879,996
Gross unrealized depreciation                (5,735,916)
-------------------------------------------------------
NET UNREALIZED APPRECIATION               $  42,144,080
-------------------------------------------------------

5 Risks Associated with Foreign Investments
-------------------------------------------
   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

6 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a committed $130 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the portfolios and funds solely to facilitate the handling of unusual and/ or unanticipated short-term cash requirements. Interest is

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

   charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds effective rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 1999.

7 Restricted Securities
-------------------------------------------
   At August 31, 1999, the Portfolio owned the following securities (representing 4.67% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees. This valuation may differ from the value that would be realized if the securities were sold and the difference could be material to the financial statements.

                                                      Shares/
                                                      Principal
                                                      Amount
                                          Date of     (000's
Description                               Acquisition Omitted)    Cost          Fair Value
-------------------------------------------------------------------------------------------
Preferred Stocks
-------------------------------------------------------------------------------------------
Arena Pharmaceuticals                       1/28/99     354,994   $ 1,238,929   $ 1,238,929
Intrabiotics Pharm, Inc.                   11/24/98     333,334     1,000,002     1,000,002
Net Genics, Inc. Convertible,
 Series D, Preferred R                      3/20/98     250,000       500,000       500,000
Ontogeny, Inc.                              3/13/97     600,000     1,500,000     1,830,000
Orchid Biocomputer, Inc.                   12/19/97     180,180     1,999,998     1,999,998
Tularik, Inc.                              10/14/96     200,000     2,000,000     2,000,000
-------------------------------------------------------------------------------------------
                                                                  $ 8,238,929   $ 8,568,929
-------------------------------------------------------------------------------------------
Warrants
-------------------------------------------------------------------------------------------
Cambridge Antibody
 Technology, Ltd.                          08/28/96      15,500   $    31,000   $     2,124
Orchid Biocomputer Warrants                05/24/99      50,000             0             0
-------------------------------------------------------------------------------------------
                                                                  $    31,000   $     2,124
-------------------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------------------
Orchid Biocomputers,
 9.75% 5/24/00                             05/24/99       1,000   $ 1,000,000   $ 1,000,000
-------------------------------------------------------------------------------------------
                                                                  $ 1,000,000   $ 1,000,000
-------------------------------------------------------------------------------------------

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 1999

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND INVESTORS
OF WORLDWIDE HEALTH SCIENCES PORTFOLIO:
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Worldwide Health Sciences Portfolio (the "Portfolio") at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and supplementary data for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 1, 1999

SPONSOR AND MANAGER OF EATON VANCE
WORLDWIDE HEALTH SCIENCES FUND & ADMINISTRATOR OF
WORLDWIDE HEALTH SCIENCES PORTFOLIO
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

ADVISER OF WORLDWIDE HEALTH SCIENCES PORTFOLIO
ORBIMED ADVISORS, INC.
767 3rd Avenue
New York, NY 10017

PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
FIRST DATA INVESTOR SERVICES GROUP
Attn: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123
(800) 262-1122

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109


-------------------------------------------------------------------------------
   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

4-2669-10/99                                                     HSSRC-10/99